                                                                    EXHIBIT 10.1


                   THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT

               This Third Amendment to Note Purchase Agreement is dated as of September 30, 2002 (this "Third Amendment") and amends the Note Purchase Agreement, dated as of May 14, 2001 and amended as of November 6, 2001 and April 30, 2002 (the "Note Purchase Agreement"), by and among (i) VGR Holding Inc. (formerly known as BGLS Inc.), a Delaware corporation (the "Company") and (ii) the signatories hereto who collectively are the Majority Holders as defined in the Note Purchase Agreement. Capitalized terms used in this Third Amendment and not defined in this Third Amendment shall have the meanings ascribed thereto in the Note Purchase Agreement as amended by this Third Amendment.

               WHEREAS, the Company and the Majority Holders desire to amend the Note Purchase Agreement as set forth herein.

               NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

               1.     AMENDMENTS TO NOTE PURCHASE AGREEMENT.

               a. Section 8.4. Section 8.4 of the Note Purchase Agreement is hereby amended by deleting paragraph (f) in its entirety and inserting in lieu thereof the following:

                      "(f) During the period commencing on April 1, 2002 and ending on March 31, 2003, Section 8.4(a) shall not prohibit the Company and its Restricted Subsidiaries from incurring Indebtedness in an aggregate amount not exceeding the Permitted Amount at any one time outstanding (in addition to Indebtedness otherwise permitted to be incurred under this Agreement); provided, however, that on April 1, 2003 either (i) the Leverage Ratio shall be less than 2.50 to 1 or (ii) Indebtedness equal to the amount incurred pursuant to this Section 8.4(f) shall have been repaid, extinguished or otherwise retired."

               b.     Schedule B.   Schedule B of the Note Purchase Agreement is
        hereby amended by adding the following definition:

                      " 'PERMITTED AMOUNT' means (i) $75,000,000 during the period commencing on April 1, 2002 and ending on September 29, 2002,
        (ii) $115,000,000 during the period commencing on September 30, 2002 and ending on December 30, 2002 and (iii) $100,000,000 during the period commencing on December 31, 2002 and ending on March 31, 2003."

               c.     Disclosure Schedules.  Certain portions of Schedule 5.4,
        Schedule 5.5, Schedule 5.8, Schedule 5.15 and Schedule 5.23 to the Note Purchase Agreement are hereby amended as set forth on Exhibit A attached to this Third Amendment.

               2. REPRESENTATIONS AND WARRANTIES. To induce the Majority Holders to enter into this Third Amendment, the Company hereby represents and warrants to each other signatory hereto that as of the date hereof:

                      A. Continuation of Representations and Warranties in Note Purchase Agreement. The representations and warranties made by it in the Note Purchase Agreement are true and correct in all material respects after giving effect to the transactions contemplated in this Third Amendment (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

                      B. Leverage Ratio. After reducing the amount of outstanding Indebtedness by the Permitted Amount, the Leverage Ratio shall be less than 2.50 to 1.

                      C. No Material Adverse Effect. During the period from April 30, 2002 through the date hereof, there will have been no development or event which could reasonably be expected to have a Material Adverse Effect.

                      D. Legal, Valid and Binding Obligation. This Third Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyances, reorganization, moratorium or similar laws affecting creditor's rights.

                      E. No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the transactions contemplated in this Third Amendment.

               3. REPURCHASE OF NOTES. The effectiveness of this Third Amendment shall be conditioned upon the repurchase by the Company from the Majority Holders of $8,000,000 in aggregate principal amount of the Notes at 100% of the principal amount thereof, plus accrued and unpaid interest thereon.

               4. REFERENCE TO THE NOTE PURCHASE AGREEMENT. Each reference in the Note Purchase Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import referring to the Note Purchase Agreement, shall mean and be a reference to such Note Purchase Agreement as amended by this Third Amendment.

               5. LIMITED EFFECT. Except as expressly amended and modified by this Third Amendment, the Note Purchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

               6. SUCCESSORS. All agreements of the parties to this Third Amendment shall bind their respective successors.

               7. COUNTERPARTS. This Third Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Third Amendment by facsimile or electronic mail transmission shall be effective as delivery of a manually executed counterpart of this Third Amendment.

               8. GOVERNING LAW. THIS THIRD AMENDMENT AND ALL ISSUES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

               9. SEVERABILITY. In case any one or more of the provisions in this Third Amendment shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

               10. HEADINGS. The headings of the Sections of this Third Amendment have been inserted for convenience of reference only, are not to be considered a part of this Third Amendment and shall in no way modify or restrict any of the terms or provisions of this Third Amendment.

                            [SIGNATURE PAGES FOLLOW]

               IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment and to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                   VGR HOLDING INC.


                                   By: /s/ Richard J. Lampen
                                       -------------------------------
                                       Name:   Richard J. Lampen
                                       Title:  Executive Vice President

                                 TCW HIGH INCOME PARTNERS, LTD.

                                 By:  TCW Asset Management Company, its
                                      Investment Advisor


                                 By:  /s/ C. Shawn Bookin
                                      --------------------------------------
                                      Name:  C. Shawn Bookin
                                      Title: Senior Vice President

                                    TCW HIGH INCOME PARTNERS II, LTD.

                                    By:  TCW Asset Management Company, its
                                         Investment Advisor


                                    By:  /s/ C. Shawn Bookin
                                         --------------------------------------
                                         Name:  C. Shawn Bookin
                                         Title: Senior Vice President

                                    PIONEER HIGH YIELD CAYMAN UNIT TRUST

                                    By:  TCW Asset Management Company, its
                                         Investment Advisor


                                    By:  /s/ C. Shawn Bookin
                                         --------------------------------------
                                         Name:  C. Shawn Bookin
                                         Title: Senior Vice President

                                    TCW SHARED OPPORTUNITY FUND III, L.P.

                                    By:  TCW Asset Management Company, its
                                         Investment Advisor


                                    By:  /s/ Randolph R. Birkman
                                         --------------------------------------
                                         Name:  Randolph R. Birkman
                                         Title: Managing Director


                                    By:  /s/ C. Shawn Bookin
                                         --------------------------------------
                                         Name:  C. Shawn Bookin
                                         Title: Senior Vice President

                                    TCW LEVERAGED INCOME TRUST IV, L.P.

                                    By:  TCW Asset Management Company, as its
                                         Investment Advisor


                                    By:  /s/ C. Shawn Bookin
                                         --------------------------------------
                                         Name:  C. Shawn Bookin
                                         Title: Senior Vice President

                                    AND

                                    By:  TCW Asset Management Company, as its
                                         Managing Member of TCW (LINC IV)
                                         L.L.C., the General Partner


                                    By:  /s/ Randolph R. Bickman
                                         -------------------------------
                                         Name:  Randolph R. Birkman
                                         Title: Managing Director

                                    TCW LEVERAGED INCOME TRUST, L.P.

                                    By:  TCW Advisers (Bermuda), Ltd., as its
                                         General Partner


                                    By:  /s/ Randolph R. Birkman
                                         --------------------------------------
                                         Name:  Randolph R. Birkman
                                         Title: Managing Director

                                    By:  TCW Investment Management Company,
                                         as Investment Adviser


                                    By:  /s/ C. Shawn Bookin
                                         --------------------------------------
                                         Name:  C. Shawn Bookin
                                         Title: Senior Vice President

                                 TCW LEVERAGED INCOME TRUST II, L.P.

                                 By:  TCW (LINC II), L.P., as its General
                                      Partner

                                 By: TCW Advisers (Bermuda), Ltd., its General Partner

                                 By:  /s/ Randolph R. Birkman
                                      --------------------------------------
                                      Name:  Randolph R. Birkman
                                      Title: Managing Director

                                 By:  TCW Investment Management Company,
                                      as Investment Adviser


                                 By:  /s/ C. Shawn Bookin
                                      --------------------------------------
                                      Name:  C. Shawn Bookin
                                      Title: Senior Vice President

                                 TCW LINC III CBO LTD.

                                 By:  TCW Investment Management Company,
                                      as Collateral Manager


                                 By:  /s/ Randolph R. Birkman
                                      --------------------------------------
                                      Name:  Randolph R. Birkman
                                      Title: Managing Director


                                 By:  /s/ C. Shawn Bookin
                                      --------------------------------------
                                      Name:  C. Shawn Bookin
                                      Title: Senior Vice President

                               AIMCO CDO, SERIES 2000-A

                               By: Allstate Investment Management Company, its Collateral Manager

                               By:  TCW Asset Management Company, its
                                    Investment Advisor


                               By:  /s/ Randolph R. Birkman
                                    --------------------------------------
                                    Name:  Randolph R. Birkman
                                    Title: Managing Director


                               By:  /s/ C. Shawn Bookin
                                    --------------------------------------
                                    Name:  C. Shawn Bookin
                                    Title: Senior Vice President

                                 POWRs 1997-2 (Participating Obligations with
                                 Residuals 1997-2)

                                 By:  Citibank Global Asset Management, its
                                      Investment Advisor

                                 By:  TCW Asset Management Company, its
                                      Portfolio Manager


                                 By:  /s/ Randolph R. Birkman
                                      --------------------------------------
                                      Name:  Randolph R. Birkman
                                      Title: Managing Director


                                 By:  /s/ C. Shawn Bookin
                                      --------------------------------------
                                      Name:  C. Shawn Bookin
                                      Title: Senior Vice President

                                 CAPTIVA II FINANCE LTD.

                                 By:  TCW Advisors, Inc., its Financial Manager


                                 By:  /s/ Randolph R. Birkman
                                      --------------------------------------
                                      Name:  Randolph R. Birkman
                                      Title: Managing Director


                                 By:  /s/ C. Shawn Bookin
                                      --------------------------------------
                                      Name:  C. Shawn Bookin
                                      Title: Senior Vice President

                                 TCW Shared Opportunity Fund II, L.P.

                                 By:  TCW Investment Management Company,
                                      its Investment Manager


                                 By:  /s/ Randolph R. Birkman
                                      --------------------------------------
                                      Name:  Randolph R. Birkman
                                      Title: Managing Director


                                 By:  /s/ C. Shawn Bookin
                                      --------------------------------------
                                      Name:  C. Shawn Bookin
                                      Title: Senior Vice President